Northwestern Mutual Series Fund, Inc.

Prospectus Supplement Dated August 31, 2018

The following information supplements the Statutory Prospectus for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2018 (the “Prospectus”). You should read this Supplement together with the Prospectus.

Research International Core Portfolio – Portfolio Managers Update

Effective September 1, 2018, Camille Humphries Lee will join Jose Luis Garcia, Thomas Melendez, and Victoria Higley as co-portfolio managers of the Research International Core Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the Summary Section for the Portfolio in the Prospectus under “PORTFOLIO MANAGEMENT” is hereby deleted and replaced with the following:

“Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has managed the Portfolio since 2007.

Victoria Higley, Investment Officer of MFS, has managed the Portfolio since 2016.

Camille Humphries Lee, Investment Officer of MFS, has managed the Portfolio since September 2018.”

The following replaces the information that appears in the Prospectus under “THE INVESTMENT ADVISER AND SUB-ADVISERS – Portfolio Managers – Research International Core Portfolio”:

“Jose Luis Garcia, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has been employed in the investment area of MFS since 2002, and has managed the Portfolio since 2007.

Victoria Higley, Investment Officer of MFS, has been employed in the investment area of MFS since 2011, and has managed the Portfolio since 2016.

Camille Humphries Lee, Investment Officer of MFS, has been employed in the investment area since 2000, and has managed the Portfolio since September 2018.

Mr. Garcia, Mr. Melendez, Ms. Higley and Ms. Humphries Lee co-manage the Portfolio, each providing general oversight of a team of investment professionals.”

In addition, effective March 31, 2019, Mr. Melendez will no longer serve as a co-portfolio manager of the Portfolio. Accordingly, effective March 31, 2019, all information relating to Mr. Melendez is deleted from the Prospectus.

Amendment to Investment Sub-Advisory Agreement with Certain Sub-Adviser

Effective February 21, 2018, the Board of Directors of the Fund approved an amendment to the investment sub-advisory agreement between Mason Street Advisors, LLC (“Mason Street Advisors”) and Wellington Management Company LLP (“Wellington”) with respect to the Small Cap Growth Portfolio. In approving the foregoing amendment (the “Amendment”), the Fund relied on an Exemptive Order issued by the Securities and Exchange Commission that permits the Fund and Mason Street Advisors to amend investment sub-

advisory agreements without shareholder approval so long as, among other conditions, shareholders are provided notice of the amendment.

The Amendment conforms the existing agreement with Wellington to Mason Street Advisors’ current form of Investment Sub-Advisory Agreement with respect to provisions related to the scope of indemnification coverage and to certain sub-adviser obligations related to investment advisory fees. The Amendment does not include any changes to fees.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Research International Core Portfolio

Supplement Dated August 31, 2018

to the

Summary Prospectus for the Research International Core Portfolio Dated May 1, 2018

The following information supplements the Summary Prospectus for the Research International Core Portfolio of Northwestern Mutual Series Fund, Inc. dated May 1, 2018 (the “Summary Prospectus”), a copy of which you have already received. You should read this Supplement together with the Summary Prospectus.

Portfolio Managers Update

Effective September 1, 2018, Camille Humphries Lee will join Jose Luis Garcia, Thomas Melendez, and Victoria Higley as co-portfolio managers of the Research International Core Portfolio (the “Portfolio”). Accordingly, the “Portfolio Managers” information set forth in the “PORTFOLIO MANAGEMENT” section is hereby deleted and replaced with the following:

“Portfolio Managers: Jose Luis Garcia, Investment Officer of MFS, has managed the Portfolio since 2007.

Thomas Melendez, Investment Officer of MFS, has managed the Portfolio since 2007.

Victoria Higley, Investment Officer of MFS, has managed the Portfolio since 2016.

Camille Humphries Lee, Investment Officer of MFS, has managed the Portfolio since September 2018.”

In addition, effective March 31, 2019, Mr. Melendez will no longer serve as a co-portfolio manager of the Portfolio. Accordingly, effective March 31, 2019, all information relating to Mr. Melendez is deleted from the Summary Prospectus.

Please retain this Supplement for future reference.

Northwestern Mutual Series Fund, Inc.

Supplement Dated August 31, 2018 to the

Statement of Additional Information Dated May 1, 2018

This Supplement revises certain information contained in the Statement of Additional Information (the “SAI”) for the Northwestern Mutual Series Fund, Inc. (the “Fund”) dated May 1, 2018, as supplemented July 13, 2018. You should read this Supplement together with the SAI.

Appendix D – Portfolio Managers Update – Research International Core Portfolio

Effective September 1, 2018, Camille Humphries Lee will join Jose Luis Garcia, Thomas Melendez, and Victoria Higley as co-portfolio managers of the Research International Core Portfolio (the “Portfolio”). Accordingly, the “Other Accounts Managed by Portfolio Managers” table found in Appendix D beginning on page B-115 is amended to add Ms. Humphries Lee’s information as of July 31, 2018.

Portfolio Manager(s)	Portfolio	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Camille Humphries Lee	Research International Core Portfolio	No other registered investment companies	No other pooled investment vehicles	No other accounts

As of July 31, 2018, Ms. Humphries Lee does not own any Northwestern Mutual variable annuities or variable life contracts with investments in the Research International Core Portfolio.

The information for Massachusetts Financial Services Company (MFS®), found in Appendix D under the sub-section titled “Compensation of Portfolio Managers” beginning on page B-135 is amended by updating the following paragraph:

“With respect to Thomas Melendez, Victoria Higley and Camille Humphries Lee, the performance bonus is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, traders, and non-investment personnel) and management’s assessment of overall portfolio manager contributions to investor relations, the investment process and overall performance (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.”

In addition, the information for Massachusetts Financial Services Company (MFS®), found in Appendix D under the sub-section titled Conflicts of Interest beginning on page B-148 also applies to Ms. Humphries Lee.

Lastly, effective March 31, 2019, Mr. Melendez will no longer serve as a co-portfolio manager of the Portfolio. Accordingly, effective March 31, 2019, all information relating to Mr. Melendez is deleted from the Statement of Additional Information.

Please retain this Supplement for future reference.